modivcare™

ModivCare to Acquire VRI

August 3, 2021

FORWARD LOOKING STATEMENTS

Forward Looking Statements

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Use of Non-GAAP Financial Measures

In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, which are non-GAAP financials measures of our Company's performance. EBITDA is defined by us as income (loss) from continuing operations, net of taxes, or net (income) loss, as applicable, before: (1) interest expense, net; (2) provision (benefit) for income taxes; and (3) depreciation and amortization. Adjusted EBITDA is calculated by us as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization; (2) equity in net (gain) loss of investee; (3) certain transaction and related costs; (4) COVID-19 related costs; (5) asset impairment; (6) management fee; (7) severance expense; and (8) integration costs. Reconciliations of the Non-GAAP financial measures to their most directly comparable GAAP financial measures are included at the end of this presentation. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and, except with respect to equity in net (income) loss of investee, is expected to be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net gain or loss in equity investee is excluded from Adjusted EBITDA, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, and they may exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Investment Highlights

Acquisition of VRI positions ModivCare more closely to becoming a fully integrated supportive care solutions provider


modivcare
Transportation
modivcare
modivcare
Nutrition
Supportive Care
VRI
VRI
Medication Management
Behavioral / Social

- Highly complementary to existing service offerings and consistent with plan
- Significant payor and patient overlap, with value-based upside expected

- Leverages ModivCare's expertise in Medicaid and contractual relationships with leading MCOs
- Capitalizes on home care capabilities through Simplura and nationwide presence of ModivCare NEMT

- Offers high-touch care services, actionable patient data and insights, seamless integration with existing and future technologies expected, and support from high quality clinical representatives
- Facilitates integration across SDOH solutions and drives improved health outcomes via technology

- Scales the "one-stop shop" strategy through multiple adjacent SDOH solutions
- Enables long-term growth strategies and opens new value-based care and bundled opportunities

- Attractive overlap with patient population, sales channels, customers and geographic presence
- Expected to be immediately accretive to shareholders
- Significant cross-selling opportunities are expected

Integrated Supportive Care Platform Vision

VRI will advance ModivCare's vision to "Own The Last Mile," while providing valuable data analytics and insights



Home to Care
modivcare
Meals to Home
modivcare
Personal Emergency Response Systems (PERS) / Vitals Monitoring
VRI
Simplura
Institutional / In-Patient Care
<Data & Insights>
Payors / States
modivcare
Care to Home
modivcare
Medication Management / Transportation

VRI advances this vision:

- ✓ Adds highly complementary, technology-enabled, RPM solutions
- ✓ Deepens payor and patient engagement, with a similar contracting model and customer base
- ✓ Meaningfully advances in-home technology and data strategy

Overview of VRI

Company Overview

- **A leading national provider of Remote Patient Monitoring ("RPM") solutions** to the elderly and chronically ill on behalf of healthcare payors
- Offers a comprehensive suite of services, including **Personal Emergency Response Systems ("PERS"), Chronic Condition Monitoring,** and **Data-Driven Member Engagement / Insights Solutions**
- Differentiated and outcomes-driven service model incorporating:
  - **High-touch engagement** with 2.5M+ annual person-to-person interactions
  - **Device agnostic** approach with 250+ integrated devices
  - **Population health management** approach to reduce costs, close gaps in care, and drive health plan quality initiatives through patient engagement
- **Actively monitor 155K+ health plan members ("patients")** in two 24/7 care centers, leveraging proprietary technology and data analytics
- **Diverse base of customers** across multiple end markets including Medicare Advantage, State / Managed Medicaid, and Health Systems / Distributors ("Care Partners")

Multi-Faceted Solution Offering

Emergency Response	Chronic Condition Monitoring	Member Engagement / Insight
Mobile PERS	Vitals Monitoring	E3: Engage Educate Empower
In-Home PERS	Medication Management	

By the Numbers

$56M+ LTM[1] Revenue	**98%** Recurring Revenue
$21M+ LTM[1] Adj. EBITDA	**Mid-teens** LT Targeted Revenue CAGR

1) Last twelve months financial results as of 6/30/2021

Payor Mix


Private Pay 10%
Care Partners 8%
Medicare Advantage 25%
Managed / State Medicaid 57%

Attractive Technology Offering

VRI's device-agnostic technology platform allows it to rapidly adopt and seamlessly integrate new products as hardware innovation continues across the industry

VRI's Device and Technology Agnostic Strategy

- Currently contracted with 30+ manufacturers and integrated across 250+ devices
- Continuously evaluates new products, integrating 10+ devices annually
- Rapid onboarding, averaging 30 days to integrate and deploy in the field

- ✓ Creates independence from any technological advancements, as all devices require VRI's care center support and patient engagement.
- ✓ Provides optionality for a given client where device criteria and preferences often differ by state
- ✓ Ensures consistent product availability with little supply-chain risk

PERS

- Mobile devices create a continuously monitored solution
- Two-way speaker for convenient, hands-free communication
- Fall detection activity and GPS capabilities
- Cellular devices have a range of 1,300 – 1,500 feet


Mobile
Cellular
Landline

Vitals Monitoring

- Various connected devices to monitor the specific needs of clients based on their chronic conditions
- Readings monitored by vitals monitoring team to triage out-of-range readings
- Mobile app and hub-based communication


Scale
BP Monitor
Glucometer
Pulse Oximeter
Inhaler Sensors

Medication Management

- Device holds up to 28 doses and dispenses up to four times per day
- Locking lid helps to prevent medication overdose and misuse
- Continuously monitored solutions available to increase medication adherence


Medication management device

Remote Patient Monitoring (RPM) Market

Market Snapshot

- ~$8.5B[1] Total Addressable Market, in the early stages of adoption, with ~13% penetration currently
- Range of high value in-home technologies that enable aging in place, enhance treatment plan compliance, drive early intervention and increasingly support more effective chronic care management
- Historically PERS and direct to consumer (DTC) focused; increasing MCO adoption and technology advances enabling higher value solutions that are driving growth

Total Core Serviceable Market (2020)[1,2]


Medication Management $0.8B
Vitals $6.2B
PERS $1.5B
$8.5B1

Projected Market Growth


$1.1B
$215M
$385M
$75M
$1.8B
Med. Mgmt.
Vitals
Vitals
~10% CAGR
Market Size (2020)
PERS
Vitals
Rx Mgmt
Market Size (2025)

Sources: LEK Consulting
1) Figure is estimated by LEK Consulting. Excludes ~$350M opportunity in member engagement
2) Represents spending potential on RPM market, reflecting truly addressable population and 100% penetration in the market

Overview of Remote Monitoring Solutions

Emergency Response (PERS)	Rx Management	Vitals Monitoring	Connected Devices
At home or mobile device for on-demand emergency response and intervention	At home medication dispensing and compliance devices and services	Periodic self collected biometric data from smart devices (weight, BP, pulse ox, glucometer)	Real-time automated data from connected devices (CGM, Respiratory, Cardiac)

Lower Tech / Hardware Driven
Lower Acuity
Periodic Intervention
Clinical Call Center

Higher Tech / Software & Data
Higher Acuity
Chronic Care Management
Telehealth

VRI Expands Total Addressable Market (TAM) in a High-Growth Adjacency

ModivCare's TAM to increase by $8.5B following the acquisition of VRI to $72B


modivcare + VRI
modivcare
Personal Care and NEMT Market $63B
Personal Care Services Market $55B
$4B MA NEMT Expansion¹ $8B
NEMT Market $4B
MODV Rev.² $2B
Combined "Supportive Care" Market $72B
Personal Care Services Market $55B
RPM Serviceable Market³ $8.5B
$4B MA NEMT Expansion $8B
NEMT Market $4B
MODV Rev. $2B
VRI Rev. $56M

Sources: McKinsey Consulting, LEK Consulting. All market figures are estimates.

1) Represents core NEMT market with potential NEMT benefit expansion and enrollment increases over the next decade
2) Pro forma for CareFinders acquisition
3) Represents spending potential on RPM market, reflecting truly addressable population and 100% penetration in the market; excludes ~$350M member engagement opportunity

Pro Forma Revenue Contribution

Remote Monitoring will represent a fast-growing piece of ModivCare's fully-integrated supportive care platform

Revenue Segment Mix[1]

($ in millions, LTM 3/31/21)

modivcare[1] | VRI | modivcare[1] + VRI



Personal Care
34%
$1,945
66%
NEMT
Remote Monitoring
100%
$55
Personal Care
Remote Monitoring
3%
33%
$2,000
64%
NEMT

Remote Monitoring represents a predictable high-growth, high-margin platform for ModivCare to provide valuable in-home data analytics

(1) Figures are for the twelve months ended 3/31/21, pro forma for Simplura and CareFinders acquisitions closed during this period. May not sum due to rounding.

VRI Transaction Summary

Purchase Price	▪ $315M purchase price; all cash consideration
Valuation	▪ 15x EV / LTM 6/30/21 Adj. EBITDA of $21M
Financial Impact & Returns	▪ $56M of LTM 6/30/21 Revenue, with a mid-teens long-term target CAGR ▪ $21M LTM 6/30/21 Adj. EBITDA, for a 38% margin ▪ Expected to be immediately accretive to earnings prior to cross-selling benefits
Financing & Leverage	▪ Fully committed debt financing of $400M from Deutsche Bank and Jefferies ▪ Expecting mid-3x pro forma net leverage (including CareFinders); reiterating long-term target of 3x
Transaction Timing	▪ Expected to close in Q3 2021, subject to HSR review and customary closing conditions

Appendix

VRI's E3 Value Proposition

- ✓ Provides increased connectivity inside of the patient's home
- ✓ Offers the ability to provide clients with a comprehensive, bundled supportive care solutions offering to address SDOH
- ✓ Positions ModivCare on the "right-side" of value-based care, leveraging data analytics to produce actionable insights to drive proactive patient interventions
- ✓ Expect to lower cost of care, improve quality of care, close gaps in care, and increase health plan member engagement

E3 Strategy

1. Partner with health plans, providing a wide array of member engagement offerings selected by the health plan
2. Targeted engagement of sub populations to achieve specific health plan goals (e.g., ER avoidance)
   - Revenue management
   - Clinical interventions
   - Chronic condition management
   - Quality
3. Data collection and analyses producing actionable insights into clients prompting proactive interventions for at-risk populations (preventative intervention)

Expected Benefits

ModivCare

- Incremental revenue opportunity
- Creates path to greater penetration of PERS and vitals monitoring solutions
- White space to build additional capabilities upon VRI engine to drive additional value in care management, behavior change, and gaps in care identification and closure

Payors

- Reduces cost of care, improves patient outcomes, and better manages at-risk populations
- Increased patient experience and retention
- Reduced health plan patient churn

Significant Growth Opportunity through Medicare Advantage and Medicaid

Multiple tailwinds driving demand for VRI's solutions in Medicare Advantage and Medicaid patient populations

Market Trends Are Expected to Increase Adoption

Increasing Level of Impact

- Increasing desire of seniors & individuals to "age-in-place"
- Expanding insurance coverage
- Shifting focus to value-based care models
- Increased chronic disease prevalence
- Decreasing stigma for technology
- COVID-19

Growing Senior Population *(in millions)*



Age 65-85
Age 85+
63
7
56
73
8
65
82
9
73
90
12
78
2020E
2025E
2030E
2035E

Growing Medicaid and MA Enrollment *(in millions)*



Managed Medicaid
10% CAGR
26
42
53
67
2010
2014
2018
2020



Medicare Advantage
8% CAGR
11
16
20
23
2010
2014
2018
2020

Increasing Prevalence of Chronic Conditions *(in millions)*



U.S. Population with Chronic Disease
133
171
2005
2030E

Sources: LEK Consulting, Administration on Aging: Profile of Older Americans, Kaiser Family Foundation, AARP, Population Reference Bureau.
All future figures are estimates.

Thank You